UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

         Date of Report (date of earliest event reported): June 29, 2005

                         Advanced Medical Institute Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

          000-29531                                  88-0409144
   (Commission File Number)              (IRS Employer Identification No.)


                            6767 W. Tropicana Avenue
                                    Suite 207
                            Las Vegas, NV 89103-4754
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                                 (702) 248-1047
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On June 29, 2005 the Registrant entered into a subscription agreement (the "Agreement") with certain non-U.S. persons (the "Investors") for the sale of an aggregate of 6,122,450 shares of common stock (the "Shares") for aggregate gross proceeds of AU$1 million (the "Transaction"). The Transaction is being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

Item 3.02 Unregistered Sales of Equity Securities

      On June 29, 2005, the Registrant entered into the Agreement with the Investors pursuant to which it agreed to issue an aggregate of 6,122,450 shares of common stock for aggregate gross proceeds of AU$1 million. The Shares have not been and will not be registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Act,
(B) to non-U.S. persons in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, or (D) pursuant to an exemption from registration under the Act provided by Rule 144. The net proceeds from the Transaction will be used for working capital and general corporate purposes.

      The foregoing descriptions of the Agreement is merely a summary, and is not intended to be complete. The Agreement is filed as an exhibit to this Form 8-K, and the full text of such exhibit is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.    Description

10.1           Subscription Agreement, dated June 29, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MEDICAL INSTITUTE INC.



                                     By: /s/ Jacov (Jack) Vaisman
                                         ------------------------
                                     Name:  Jacov (Jack) Vaisman
                                     Title: Chief Executive Officer

Dated: June 30, 2005